                                                                    EXHIBIT 99.2

                            [RAILAMERICA, INC. LOGO]

                                    [PHOTO]

                                  DEUTSCHE BANK
                                   HIGH YIELD
                                   CONFERENCE


                                OCTOBER 3, 2001

                                LEGAL STATEMENT

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS AND INFORMATION REGARDING THE FUTURE PERFORMANCE AND ACTIONS OF RAILAMERICA THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS AND ACTIONS TO DIFFER MATERIALLY, INCLUDING, BUT NOT LIMITED TO, FAILURE TO COMPLETE PROPOSED ACQUISITIONS, FAILURE TO SERVICE DEBT, FAILURE TO COMPLETE SALE/LEASEBACK TRANSACTIONS, FAILURE TO COMPLETE NON-CORE ASSET SALES, ECONOMIC CONDITIONS, CUSTOMER DEMAND, INCREASED COMPETITION IN THE RELEVANT MARKET, AND OTHERS. WE REFER YOU TO THE DOCUMENTS THAT THE COMPANY FILES FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION, SUCH AS THE FORM 10-K, FORM 10-Q AND FORM 8-K REPORTS, WHICH CONTAIN ADDITIONAL IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM ITS CURRENT EXPECTATIONS AND FROM THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION.


1                                                       [RAILAMERICA, INC. LOGO]

                                COMPANY OVERVIEW

-        World's largest short line and regional railroad operator

-        Formed in 1986 / IPO in 1992

-        Currently operate 39 railroads

         -        U.S. (29), Canada (8), Australia & Chile

-        Growing through internal growth & acquisition of railroads

-        One of the most efficient & profitable operators in industry


2                                                       [RAILAMERICA, INC. LOGO]

                                MARKET POSITION

-        Market Cap. = $300M

-        Fully diluted shares = 24M

-        Institutions = 66% / Insiders = 10%

-        Total debt/equity = 2.2:1

-        LTM pro forma EPS = $.66

-        P/E (2001) = 12

-        5-year avg. earnings growth = 35%


3                                                       [RAILAMERICA, INC. LOGO]

                               U.S. RAIL INDUSTRY

-        6 Class I railroads; provide long-haul "wholesale" service

-        550 short line & regional railroads; provide local "retail" service

                          1998 FREIGHT MARKET SHARE*

                           Rail              41%
                           Truck             29%
                           Oil Pipeline      17%
                           Barge             13%

--------------
* Latest data;  U.S. intercity revenue freight ton-miles (AAR)


4                                                       [RAILAMERICA, INC. LOGO]
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                               INDUSTRY POSITION

-        RAIL is the largest short line/regional rail operator in the world

                                # OF RAILROADS

                            WCLX               4
                            GNWR              20
                            RAIL              39

                                    [CHART]

                                MILES OPERATED

                          WCLX                2,855
                          KSU                 6,400
                          GNWR                7,700
                          RAIL*              11,000
                          CP                 14,000
                          CN                 15,500
                          NS                 21,788
                          CSX                23,357
                          BNSF               33,264
                          UP                 33,341

--------------
*Includes international properties


5                                                       [RAILAMERICA, INC. LOGO]
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                            STRONG HISTORICAL GROWTH

                           1996     1997     1998     1999     2000
                           ----     ----     ----     ----     ----
                                          $ Millions
CAGR +134%
   REVENUES                $12      $25      $37      $125     $358

CAGR +107%(*)
   OPERATING INCOME        $ 4      $ 3      $ 6      $ 21     $ 71

CAGR +127%(*)
   EBITDA                  $ 4      $ 5      $ 8      $ 30     $ 96


------------
* ADJUSTED FOR SPECIAL ITEMS


6                                                       [RAILAMERICA, INC. LOGO]
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                                 LATEST RESULTS

                                                    SECOND QUARTER 2001
-------------------------------------------------------------------------------------------
                                                    2001
                                   2001           CONSTANT           2000           % CHG.
(IN MILLIONS, EXCEPT EPS)       AS REPORTED       CURRENCY       PRO FORMA(*)      VS. 2000
-------------------------------------------------------------------------------------------
REVENUES                          $ 93.5           $ 98.1           $ 93.0            5.5%
EBITDA                            $ 26.3           $ 27.8           $ 26.7            4.1%
DILUTED EPS                       $  .19           $  .22           $  .24           -8.3%
OUTSTANDING SHARES                  23.4             23.4             21.9            6.8%
N.A. RAIL O.R                       76.2%            76.2%            78.6%          -2.4
-------------------------------------------------------------------------------------------
TTM (6/30/01) REVENUE(*)          $366.2           $376.2           $368.9            2.0%
TTM (6/30/01) EBITDA(*)            100.5            103.6             99.7            3.9%

---------
* Excludes non-recurring gains and RailTex acquisition costs; TTM includes RailTex


7                                                       [RAILAMERICA, INC. LOGO]

                         CAPITAL STRUCTURE IMPROVEMENT

US $                                          MARCH 2000      JULY 2001
-----------------------------------------------------------------------
CASH/CASH EQUIVALENTS                           $  7.1          $ 14.8
DEBT:
SENIOR CREDIT FACILITY(1)                       $343.3          $276.1
BRIDGE LOANS                                     150.0             0.0
OTHER SENIOR DEBT                                 58.0            39.6
HIGH YIELD SUB DEBT                                0.0           118.4
CONVERTIBLE SUB DEBT                              22.4            20.6
----------------------------------------------------------------------
            TOTAL DEBT                          $573.7          $454.7
======================================================================
TOTAL EQUITY(2)                                 $131.2          $206.4
======================================================================
TOTAL CAPITALIZATION                            $704.9          $661.1
======================================================================
DEBT/EQUITY                                       4.4X            2.2X

-------------
(1)      Includes Term A, Term B loans and revolver

(2)      Excludes comprehensive income


8                                                       [RAILAMERICA, INC. LOGO]
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                              STRATEGIC ADVANTAGES

-        Dominant position in all key markets leading to strong internal growth

-        Inherent diversity in revenue and carloads

-        Large interchange partner with Class I's

-        Strong management and U.S. rail operating expertise


9                                                       [RAILAMERICA, INC. LOGO]

                                INTERNAL GROWTH

-        Focused, aggressive marketing efforts

-        Operational efficiencies

         - Outsourced maintenance / Centralized corporate services / Flexible labor practices

-        Outstanding results:

         - "Same Railroad" carloads up 9% in 2000; up 6% YTD August 2001 vs. industry of minus 2%

         -        North American operating ratio at 76.2%

         -        Freight Australia operating ratio at 72.8%


10                                                      [RAILAMERICA, INC. LOGO]
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                         GEOGRAPHIC & PRODUCT DIVERSITY

                                  REVENUE MIX*

Australia         29%
Chile              6%
US Southwest       5%
US Northwest       9%
US Midwest        12%
US Southeast      10%
US Northeast      13%
Canada            16%

                                 COMMODITY MIX*

Lumber & Forest                              9%
Iron Ore (Chile)                             8%
Agricultural Products (North America)        7%
Agricultural Products (Australia)            7%
Chemicals                                    7%
Coal                                         7%
Minerals                                     6%
Intermodal (Australia)                       6%
Paper Products                               6%
Metals                                       5%
Autos/Auto Parts                             4%
Petroleum Products                           3%
Food Products                                3%
Intermodal (N.A.)                            3%
Bridge Traffic                              17%
Other                                        2%

---------------
*        BASED ON 2000 FIGURES: REVENUE = $358 MILLION / 1.2M COMMODITY CARLOADS


11                                                      [RAILAMERICA, INC. LOGO]

                             CARLOADS INTERCHANGED

-        Expect to interchange approx. 1 million carloads with Class I's

-        Nearly 85% of N. A. revenues are derived from contracts with Class I's

CSX              15%
NS                7%
UP               22%
BNSF              7%
CP               17%
All Other         7%
CN               25%


12                                                      [RAILAMERICA, INC. LOGO]

                              MANAGEMENT EXPERTISE

- Core management team has completed the acquisition of over 50 railroads in 16 years

         -        Management in-place to handle growth

-        Railroad managers are seasoned executives with many years of experience

- All employees have financial and operational performance-based incentives


13                                                      [RAILAMERICA, INC. LOGO]

                            SELECTIVE ACQUISITIONS

- Target-rich environment worldwide: approx. $3B of revenues & $750M of EBITDA

- Acquisitions completed should be immediately accretive, improve leverage & debt coverage ratios

         -        Outright purchase through balanced combination of debt/equity

         -        Operating leases

         -        Management/operating agreements


14                                                      [RAILAMERICA, INC. LOGO]
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                              RAILTEX ACQUISITION

-        Acquired RailTex in February 2000 for $300M

         -        25 railroads / 4,137 track miles

-        Achieved $14M of cost savings and synergies from acquisition

RAILTEX, INC.

                                                             PRO FORMA
                                 FISCAL 1999                LTM 6/30/01
(US$M)                     [PRIOR TO ACQUISITION]      [INCLUDING SYNERGIES]
----------------------------------------------------------------------------

Revenue                             $178                         n/a

EBITDA                                47                          61

Margin(%)                           26.4                        33.7

Purchase Price                      $300                         n/a

Purchase Price/EBITDA               6.4x                        4.9x
----------------------------------------------------------------------------


15                                                      [RAILAMERICA, INC. LOGO]

                           INTERNATIONAL ACQUISITIONS

- Due to bureaucratic inefficiencies, former government-run international railroads offer superior growth opportunities

FERRONOR
(acquired 2/97)

                                    ONE YEAR PRIOR             FISCAL
(US$000S)                           TO ACQUISITION              2000
---------------------------------------------------------------------
Revenue                                 $11,523               $22,873

EBITDA                                      334                 4,874

MARGIN (%)                                  2.9                  21.3

Purchase Price                          $12,300                   n/a

Purchase Price/EBITDA                    36.83x                 2.52x
---------------------------------------------------------------------

FREIGHT AUSTRALIA
(acquired 4/99)

                                    ONE YEAR PRIOR             FISCAL
(US$000S)                           TO ACQUISITION              2000
----------------------------------------------------------------------

Revenue                                $ 90,082               $102,204

EBITDA                                    9,749                 25,833

Margin (%)                                 10.8                   25.3

Purchase Price                         $103,000                    n/a

Purchase Price/EBITDA                    10.57x                  3.99x
----------------------------------------------------------------------


16                                                      [RAILAMERICA, INC. LOGO]

                                STOCK COMPARISON

                 RAIL VS. S&P500, RUSSELL 2000 & PEER COMPANIES
                         JUNE 24, 1996 - SEPT. 10, 2001

                                    [CHART]

                                   CUMULATIVE
                                     GROWTH

RAIL              +260%
S&P500             +63%
GNWR               +60%
RUS2000            +27%
WCLX               -48%

                                      CAGR

RAIL              +29%
S&P500            +10%
GNWR              +10%
RUS2000            +5%
WCLX              -12%


17                                                      [RAILAMERICA, INC. LOGO]

                               VALUATION METRICS

CATEGORY                              RAIL           INDUSTRY      RAIL TARGET
                                   (EXCLUDING        AVERAGE*      PRICE USING
                                       NEW                          INDUSTRY
                                  ACQUISITIONS)                      AVERAGE
------------------------------------------------------------------------------
PROJECTED REVENUE GROWTH
2001/2000                                12%              9%
PROJECTED EPS GROWTH 2001/2000           35%             13%
RETURN ON AVG. EQUITY                    16%             10%
EBITDA MULTIPLE TTM
(ENTERPRISE VALUE)                      7.5             9.3          $21.96
P/E ESTIMATE 2001                      12.0            18.6          $18.60
PRICE/2001 SALES ESTIMATE              0.60            1.26          $26.53

---------------
*        Includes U.S. Class I's and other short line/regional railroads


18                                                      [RAILAMERICA, INC. LOGO]
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                                   CONCLUSION

-        Strategic advantages have led to high growth & profit levels

-        Strengthening balance sheet

-        Rail acquisition program to continue

-        Ultimate goal: Enhance shareholder (& bondholder) value


19                                                      [RAILAMERICA, INC. LOGO]

                            [RAILAMERICA, INC. LOGO]

                                    [PHOTO]

                                  DEUTSCHE BANK
                                   HIGH YIELD
                                   CONFERENCE


                                  OCTOBER 2001